Exhibit 99.1

       Nasdaq Capital Market: GTIMInvestor PresentationJanuary 2017

 Disclaimer  2  Forward-Looking InformationThis presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation may be forward-looking statements. The words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intend,” “targets,” “projects,” “contemplates,” “believes,” “estimates”, “predicts,” “potential” or “continue” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from expectation are disclosed under the “Risk Factors” and ”Cautionary Note Regarding Forward-Looking Statements” sections of the prospectus and the prospectus supplement.All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or qualified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.Non-GAAP Financial InformationThe non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, Restaurant Operating Profit and Cash on Cash Return on Investment) are not GAAP measures of financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Additionally, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow for management’s discretionary use, as they do not reflect tax payments, debt service requirements, capital expenditures, new restaurant openings and certain other cash costs that may recur in the future, including among other things, cash requirements for working capital needs and cash costs to replace assets being depreciated and amortized. Management compensates for these limitations by relying on our GAAP results in addition to using EBITDA and Adjusted EBITDA supplementally. EBITDA, Adjusted EBITDA, Restaurant Operating Profit and Cash on Cash Return on Investment are included in this presentation because they are key metrics used by management and our board of directors to assess our financial performances. EBITDA and Adjusted EBITDA are frequently used by analysts, investors and other interested parties to evaluate companies in our industry. Our measures of EBITDA, Adjusted EBITDA, Restaurant Operating Profit and Cash on Cash Return on Investment are not necessarily comparable to similarly titled captions of other companies due to different methods of calculation.

 3  Investment Highlights  Two Differentiated and Complementary ConceptsExcellent Cash-on-Cash Return ModelsMomentum Driven by Successful Execution Across Multiple GeographiesSignificant Opportunity for Continued Growth in Both BrandsExperienced Leadership TeamSophisticated Systems and Proven Operations Support Accelerated Growth  1  2  3  4  5  6

Company Overview





- Founded in 2008
- Acquired by Good Times in 2015 acquisition of high-growth platform
- Full-service, upscale, chef-inspired restaurant concept
- Founded by an award-winning entrepreneur founder of numerous successful concepts
- Operates, licenses and franchises 20 restaurants in North Carolina (8), South Carolina (1), Tennessee (1) and Colorado (10)

- Founded in 1987
- Only QSR with steroid-free, hormone-free, vegetarian-fed, humanely-raised beef and chicken
- “Fresh, Handcrafted, All-Natural” position
- Operates and franchises 37 restaurants located primarily in the front-range communities of Colorado
- Successful refresh and update of brand started in 2013 yielding strong financial results

4

 Bad Daddy’s Burger Bar  5  Bad Daddy’s Burger Bar (“BDBB”) is a 20-unit full service concept with a high-energy, chef-driven, burger- and bar-focused positioning17 Company-owned stores, 2 franchise stores, 1 licensed storeFY 2016 sales for 10 company owned stores open for 12 months averaged $2.6mm$17 – 18 per person average check (including alcohol)59% Dinner / 41% Lunch, 84% Food / 16% Alcohol  Same Store Sales  Company-owned Restaurant Sales and Store Level EBITDA  ($ in Millions)  (1) FY17P represents the midpoint of the Company’s guidance, per the most recent earnings release filed December 8, 2016.   (1)

good times restaurants inc.

Good Times Burgers and Frozen Custard


HATCH VALLEY CHILE
All Natural
ANGUS BEEF
NO ANTIBIOTICS OR GROWTH HORMONES
Frozen Custard
IT'S LIKE FALLING IN LOVE AND GETTING TO EAT IT.
MADE FRESH
All Natural
MILK, CREAM & EGGS
DRUG FREE
BEEF.
vegetarian fed
ZERO ANTIBIOTICS
all natural
NO HORMONES
STEROID FREE
humanely raised
(AT LEAST SOMETHING IS DRUG FREE HERE IN COLORADO.)
SWEET POTATO fries ARE BACK!
they're yam good
NAKED OR CINNAMON SUGAR
$2.59
new $2.99
WEST COAST DOUBLE
How California makes up for valley girls & reality TV
DOUBLE $2.99
COMBO $3.99
SINGLE $1.99
COMBO $2.99

- Good Times Burgers and Frozen Custard ("GTBFC") is the only QSR concept with steroid-free, hormone-free, vegetarian-fed, humanely-raised chicken and beef
- "Fresh, Handcrafted, All-Natural" position
- 27 Company-owned stores, 10 franchise stores
- $1.1mm AUV
- $6.75 average check – upper end of national QSR competitors
- 9.2% Breakfast / 52.0% Lunch and Afternoon / 38.8% Dinner and Late Night

Same Store Sales


8.0%
8.2%
4.8%
6.8%
4.8%
0.5%
(2.0%)
(1.2%)
(0.5%)
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17

Company-owned Restaurant Sales and Store Level EBITDA


($ in Millions)
Restaurant Sales
Store Level EBITDA
$22.5
$25.6
$28.5
$28.9
$30.1
$1.8
$3.6
$3.9
$3.8
$3.9
FY13A
FY14A
FY15A
FY16A
FY17P(1)

(1) FY17P represents the midpoint of the Company's guidance, per the most recent earnings release filed December 8, 2016.

6

 Superior Positioning and Quality  7  Bringing cool to the suburbs  Fast casual quality, QSR speed of service      QSR  Fast Casual  Casual Dining  Polished Casual  High Average Check  Low Average Check

How We Win

good times restaurants inc.

		Bad Daddy's Burger Bar	Good Times – All Natural Burgers Frozen Custard
Business	*Differentiated Service*	• Friendly, high-touch service • Extensive training to make customers feel welcome and communicate brand attitude • Efficient but personalized	• Dedicated to offering incredible food and unparalleled service in QSR environment
	High-quality, Segment-Leading Food Quality	• Chef-driven recipes, combined with fast prep speeds • High quality, fresh ingredients • Local craft beers in bar menu at every location • Regional / seasonal ingredients and menu offerings	• The QSR industry's only all-natural, handcrafted brand positioning • Antibiotic- and hormone-free protein platform • Where possible uses regional / seasonal ingredients
	Brands with Personality and Attitude	• Bringing an edgy, cool, retro attitude in a suburb-friendly space • Personality permeates brand – in the décor, menu names, service style	• Quirky irreverent advertising • Emphasizes the quality and natural brand positioning
Financial	*Great Momentum*	• Multi-geography concept successful in diverse regions • High customer receptivity, with six successful openings in FY2016 and one to date in FY2017 • Dedicated and talented development team	• History of continued SSS growth • Driving sales without reliance on discounting • Brand well positioned for franchising and expansion
	Industry Leading Unit Economics	• Combination of higher average check, smaller box, and low cost to build leads to strong unit economics • Industry leading cash-on-cash returns	• Flexible real estate model that can work in a variety of sites • High cash-on-cash returns

8

 Bad Daddy’s Burger Bar

 “Bringing Cool to the Suburbs”  10  Full-service, full-bar gourmet burger concept founded in Charlotte, NC in 2008High energy conceptIrreverent personality displayed in both food and décor Committed to Full Service ModelTargets upscale suburban retail trade areasUSA Today Top 25 Burger in US, Zagat Rated  Unique Look, Feel and Format to Each Store  Menu with Local Ingredients, Brand Partners and Local Craft Beers

Menu

good times restaurants inc.

- Simple, high-quality ingredients executed at a high level
  - House-made sauces and dressings
  - "Create Your Own" burgers and salads
  - Monthly chef specials
  - Featured proteins include beef, chicken, turkey, buffalo and tuna
- Bar sales averaged 16.5% of mix for FY 16 (ranged from 13 – 22%)
  - 17 – 20 local micro-brews on tap
  - Fresh-squeezed cocktails, "Bad Ass Margarita"

Starters / Sides



Non-Burgers / Salads



Burgers



Drinks / Desserts



11

Marketing Approach and Strategy

good times restaurants inc.

- Brand Voice & Personality:
  - "We brought cool to the suburbs"
  - Irreverent but not offensive, non-chain, Classic Rock
  - Bad ass, fun, informal, high-energy
  - Culture of "yes"
  - It's all about the food: culinary driven concept
- Key Messages:
  - Scratch-made, artisan ingredients, unique flavor profiles "Create Your Own" attitude
  - Limit of two Bad Ass Margaritas, award winning local craft beers
  - Best-in-town, local
- Core Target:
  - Affectionately the "upscale redneck" & the "naughty white collar"
  - Household income of $60k – $75k
  - White & grey collar
  - Families with 5 – 18 year old kids


cheers
National Beer Day!!


HANDS OFF
MY TOTS

12

 Marketing Approach and Strategy  13

Core Growth Philosophy

good times restaurants inc.

Drive Successful Growth with Strongly Aligned Tactics And Strategy

1. Focus On Inner- And Outer-ring Suburbs

- Bad Daddy's Burger Bar "brings cool to the suburbs"
- High-traffic suburban areas with lunch and dinner traffic
- Metropolitan areas of Tier II cities

2. Take Location Cues From Other Successful Full Service Concepts

- Look for smaller box spaces with potential for a rooftop or patio
- Don't reinvent the wheel – if others are successful in an area, there's a reason

3. Take Share Through Superior Quality and Service

- Take an ever-larger share of wallet through displacement of competing concepts
- Take share from full service concepts

4. Drive Traffic Through Social Media and Local Engagement

- Generate a fan following through social media engagement
- Local and specific events drive more customer engagement
- People want to identify with the brand

14

History of Successful Growth Since Acquisition

good times restaurants inc.

- Since acquiring Bad Daddy's International in May 2015, the acquired units have performed extremely well
  - For the six units open for a full 12 months prior to acquisition, AUV has increased 6.5% since acquisition to an average of $2.8mm
  - Year over year revenue growth has been positive every quarter since acquisition
  - Improved gross margin as a result of implementation of tighter labor model and more efficient purchasing
- Purchase Price: $21.0mm, consisting of $18.5mm in cash and $2.5mm seller note
  - Acquired 100% of 4 restaurants, majority interest in 2 restaurants and minority interest in 1 restaurant
  - Acquired royalty fees paid by a licensed unit in the Charlotte airport
  - Eliminated the franchise royalty paid by Colorado Bad Daddy's Burger Bar units
  - FY 16 EBITDA benefit of acquisition was $2.5mm

Year over Year Revenue Growth



5.2%
6.0%
4.2%
5.8%
4.4%
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016

Gross Margin Improvement



66.2%
66.7%
67.9%
69.6%
68.3%
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016

Note: Graphs for the 6 units open for 12 months prior to acquisition.

15

 New Unit Development  16                        Leases in progress  Future likely markets  Markets under consideration                                                                                      9 - 11  2017 New Units  Source: U.S. Department of the Census

Strong Unit Economic Model

good times restaurants inc.

Target Unit Economics

- Targeted cash-on-cash return of ~46%
- $2.5mm targeted AUV with $1.0mm build cost net of landlord contribution
- Bad Daddy's Burger Bar seeks in-line and end-cap locations ranging from 3,500 – 4,000 sf. with 140 seats plus patio
- Targets $700 sales / sf.
- Typically open from 11AM – 10PM

Cash-on-Cash Return		Year 1 Estimate
Sales		$ 2,500,000
Store Level EBITDA (1)(2)	(a)	$ 458,431
Store Level EBITDA Margin		*18.3%*
Investment Cost	(b)	$ 1,000,000
Store Level Cash on Cash ROI	(a) / (b)	45.8%

(1) Store Level EBITDA is defined as restaurant level cash flow less advertising plus non-cash rent and D&A.
(2) Store Level EBITDA Margin for units in Federal tip minimum wage states.

17

 Good Times Burgers and Frozen Custard

good times restaurants inc.

The Good Times Burgers and Frozen Custard Difference

- The only "Fresh, All Natural, Handcrafted" brand story at a QSR price point
- Positioned as a "Principled Brand"
- Made-to-order quality with QSR speed of service
- Remodeling and reimaging program to upgrade facilities – fast casual level finishes

Drive Thru and Dining Room Format Restaurants




GOODTIMES


MORELOS HOTEL
BOSS OF THE ROAD
OVERALLS



We Take a Better Food Stand: Fresh, All Natural, Handcrafted


GOODTIMES




Wild Fries


Fresh LEMONADE
THE RICH UNCLE OF Flavor LEFT YOU EVERYTHING IN HIS WILL
100% WHOLE BREAST CHICKEN
FROZEN CUSTARD
All Natural CREAM, MILK & EGGS


ANTIBIOTIC FREE · HUMANELY RAISED · NO ADDED HORMONES · NO STEROIDS

19

Menu

good times restaurants inc.

- All-Natural: No hormones, steroids or antibiotics; humanely raised
  - Meyer all-natural Angus beef
  - Hand-breaded Springer Mountain all-natural chicken tenders
- Fresh, Hand-Crafted: Only at Good Times
  - Frozen custard made fresh every few hours with all-natural cream and eggs
  - Natural-cut fries cooked to order
  - Hatch Valley New Mexico green chile breakfast burritos

Burgers



Sandwiches



Sides



Dessert


PawBender

20

2016 Headwinds and 2017 Key Initiatives

good times restaurants inc.

Good Times Burgers and Frozen Custard Same Store Sales



5.1%
7.0%
15.2%
18.2%
17.4%
17.8%
12.5%
11.9%
8.0%
8.2%
4.8%
6.8%
4.8%
0.5%
-2.0%
-1.2%
-0.5%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17

Key Factors Affecting SSS Growth in 2016

Aggressive discounting environment

- Use of promotions to drive traffic remains high across the industry
- Unable to "price" way out of slowing traffic and reduced profitability from discounting
- GTBFC does not discount, but discounting at competitor brands has impacted traffic

Consumer macro challenges

- Consumer confidence is muted
- Increased non-discretionary costs (e.g. healthcare)
- Stalled wages and rising cost of living
- Limited price elasticity

Non-traditional competition

- CPI cost of at-home dining has fallen 2.4% in the last year
- Falling grocery prices and increased prepared foods impacting restaurant traffic generally

Goal of Driving 10%+ SSS Growth Through Fiscal 2018 By Significantly Widening Quality Gap

Elevate the guest experience

- Upgrading kitchen equipment and capacity
- Added assistant management coverage
- Continual retraining process on lowest ranked stores each quarter

Menu innovation and product elevation

- Enhanced rebuild of core burger lineup
- All day Green Chile Burritos
- Mid-tier priced offerings and enhanced Bambinos
- Maintain policy of focusing on special / seasonal items rather than discounting

Complete the balance of remodels

- 15 of 22 planned remodels completed as of FY2016
- Expect balance of planned remodels to be completed by FY2018

21

Strong Unit Economic Model

good times restaurants inc.

Target Unit Economics

- Good Times Burgers and Frozen Custard seeks free standing drive through with dining room setups
- 880 – 1,000 sf. double drive thru and 2,100 – 2,400 sf. dining room format with 50 – 70 seats
- Typically open from 7AM – 10PM
- Approximately $1.0 - $1.3mm targeted AUV with $350,000 build cost (sale leaseback model)
- Targeted cash-on-cash returns of ~46%

Cash-on-Cash Return		Year 1 Estimate
Sales		$ 1,200,000
Store Level EBITDA (1)	(a)	$ 160,955
Store Level EBITDA Margin		*13.4%*
Investment Cost (FF&E)	(b)	$ 350,000
Store Level Cash on Cash ROI	(a) / (b)	46.0%

New Prototype Design Opening March 2017



(1) Store Level EBITDA is defined as restaurant level cash flow less advertising plus non-cash rent and D&A.

22

Remodel Program

- Remodeled 15 stores over the past five years to reflect new brand image rolled out in 2012
- Store refresh program adds a sleek, modern look and fast casual finishes
- Average cost per remodel
  - Reimaging: $60K
  - Major Remodel: $300 – 400K
- Expected spend on remodels in 2017 is $420K
  - One reimaging and one major remodel planned for FY 2017
  - Five reimaged stores planned for FY 2018
- Remodeled stores have achieved a higher same store sales growth rate in the years after remodeling than non-remodeled stores


Remodels Per Year
6
5
3
2
1
5
FY13A
FY14A
FY15A
FY16A
FY17P
FY18P

23

 Unit Remodel – Before and After  24  After  Before

good times restaurants inc.

Marketing Approach and Strategy

- Brand Voice & Personality:
  - The Jester: never look or feel like the big guys
  - A principled brand: we do the right thing because “that’s the kind of company we are”
  - Go to lengths the other guys don’t & won’t
- Key Messages:
  - 100% all-natural beef & chicken: no hormones, no steroids, no antibiotics, vegetarian-fed, humanely-raised
  - Fresh, handcrafted and regional ingredients
  - Quick, but not the fastest – made to order and cooked to order
  - Cravability vs. simply new
  - Where food comes from matters
- Core Target:
  - 18 – 49 years old with an emphasis on 18 – 34 range
  - Customers skew more female than traditional QSR
  - Index most closely with Chick-fil-A customer
  - Middle to upper income


The DISPENSARY of HAPPINESS
Fig. 1 The RUSSET POTATO
Fig. 2 FRESH CUT FRIES HAND-CUT DAILY
Fig. 3 COOKED to ORDER
Fig. 4 HAPPINESS MADE to ORDER
GOODTIMES


RICH & COLD
HANDSPUN FROZEN CUSTARD SHAKES

25

Financial Review

 Bad Daddy’s Burger Bar Summary Financials  27  Systemwide Units  Store Level EBITDA  ($ in Millions)  ($ in Millions)  ($ in Millions)  Total Net Revenue  Adjusted EBITDA  (1) FY17P represents the midpoint of the Company’s guidance, per the most recent earnings release filed December 8, 2016.  (1)   (1)   (1)   (1)

 Good Times Brand Summary Financials  28  Systemwide Units  Total Net Revenue  Store Level EBITDA  Adjusted EBITDA(2)  ($ in Millions)  ($ in Millions)  ($ in Millions)  (1) FY17P represents the midpoint of the Company’s guidance, per the most recent earnings release filed December 8, 2016.(2) GTBFC Adjusted EBITDA was overburdened by additional G&A costs due to addition of personnel brought on to expand BDBB in FY2015 and FY2016.  (1)  (1)  (1)  (1)

 Consolidated GTIM Summary Financials  29  Total Systemwide Restaurants  Total Net Revenue  Adjusted EBITDA  Adjusted EBITDA Margin  ($ in Millions)  ($ in Millions)  FY13 – FY16 CAGR: 41.2%  (1)  (1) FY17P represents the midpoint of the Company’s guidance, per the most recent earnings release filed December 8, 2016.  (1)   (1)  (1)